                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               ________________

                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 iShares Trust
                                ---------------
            (Exact name of registrant as specified in its charter)

          State of Delaware                                 See Below
---------------------------------------------       ----------------------------
  (State of incorporation or organization)                (IRS Employer
                                                        Identification No.)

    c/o Investors Bank and Trust Company
      200 Clarendon Street, Boston, MA                         02116
---------------------------------------------       ----------------------------
   (Address of principal executive offices)                  (Zip Code)


     Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                Exchange               I.R.S. Employer
to be Registered                                          Identification Number

iShares Goldman Sachs
Networking Index Fund       American Stock Exchange       94-3399996

iShares Goldman Sachs
Semiconductor Index Fund    American Stock Exchange       94-3399997

iShares Goldman Sachs
Software Index Fund         American Stock Exchange       94-3399998

iShares Russell Midcap
Index Fund                  American Stock Exchange       94-3399999

iShares Russell Midcap
Growth Index Fund           American Stock Exchange       94-3400000

iShares Russell Midcap
Value Index Fund            American Stock Exchange       94-3400001

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

     Securities Act registration statement file number to which this form relates: 333-92935

     Securities to be registered pursuant to Section 12(g) of the Act:  None.


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     Item 1.  Description of Registrant's Securities to be registered:

     Reference is made to the Registrant's Post-Effective Amendment Nos. 7 and 8 to the Registration Statement on Form N-1A dated November 22, 2000 and April 4, 2001, respectively(Securities Act file number 333-92935 and Investment Company Act file number 811-09729), each of which is incorporated herein by reference.

     Item 2.  Exhibits

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A dated May 12, 2000 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729) (the "Registration Statement").

2. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by Reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, dated May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.


                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             iSHARES TRUST
Date:  July 5, 2001


                                             By: /s/ Sandra I. Madden
                                                 ---------------------------
                                             Sandra I. Madden
                                             Assistant Secretary



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